Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated May 21, 2010 is made by and among WORLD FUEL SERVICES CORPORATION, a Florida corporation (“WFS”), WORLD FUEL SERVICES EUROPE, LTD., a corporation organized and existing under the laws of the United Kingdom (“WFS Europe”), and WORLD FUEL SERVICES (SINGAPORE) PTE. LTD., a corporation organized and existing under the laws of Singapore (“WFS Singapore”, and together with WFS and WFS Europe, each a “Borrower” and collectively the “Borrowers”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement as defined below.

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders have entered into that Second Amended and Restated Credit Agreement, dated as of December 21, 2007 (as amended by Amendment No. 1 dated March 26, 2008, by Limited Consent and Amendment No. 2 dated September 4, 2008, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to Borrowers a revolving credit facility with a swing line sublimit and a letter of credit sublimit;

WHEREAS, as a condition to making the revolving credit facility available to the Borrowers the Lenders have required that WFS and certain of its Subsidiaries guarantee payment of the Obligations as provided in the Credit Agreement;

WHEREAS, the Borrowers have requested that the Required Lenders amend certain provisions of the Credit Agreement to exclude any equity consideration from the calculation of total acquisition consideration for purposes of Section 7.5(a) of the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders signatory hereto are willing to effect such consent and amendment on the terms and conditions contained in this Amendment; and

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended to restate clause (a) of Section 7.05 thereof to read as follows:

(a) be a party to, or make, an Acquisition of any other Person if such Person is not engaged in the same line of business as the Borrowers, or in instances where such Person(s) are in the same line of business as the Borrowers, then only if (I) the amount of total cash and noncash consideration paid by or on behalf of any Loan Party that would be required to be reported on the consolidated financial statements of WFS (but excluding the fair market value of all equity interests issued or transferred to the sellers thereof) is less than $100,000,000 for any individual Acquisition (provided, however, the Borrowers may make a single, one-time Acquisition for total Acquisition consideration (calculated as stated above) greater than $100,000,000 but not in excess of $125,000,000, so long as such Acquisition is publicly announced within one hundred twenty (120) days of the Closing Date), (II) no Default or Event of Default shall then exist or would exist after giving effect thereto, (III) the Loan Parties shall demonstrate to the reasonable satisfaction of the Administrative Agent and the Required Lenders that the Loan Parties will be in compliance on a pro forma basis with all of the terms and provisions of the financial covenants set forth in Section 7.13 as of the end of the most recently ended Fiscal Quarter after giving effect to such Acquisition, (IV) the Person to be acquired has EBITDA for the most recent four Fiscal Quarters prior to the acquisition date for which financial statements are available in an amount greater than $0 (provided, however, the Borrowers may acquire Persons whose EBITDA does not meet such requirement (herein, “Negative EBITDA Acquisitions”) so long as the total Acquisition consideration (calculated as stated above) for Negative EBITDA Acquisitions in any fiscal year does not exceed $10,000,000) and (V) such Acquisition is not a “hostile” acquisition and has been approved by the Board of Directors and/or shareholders of the applicable Loan Party and the Person to be acquired;

2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a)	the Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the Borrowers, each of the Guarantors, the Administrative Agent, and the Required Lenders.

(b)	unless waived by the Administrative Agent, all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

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3. Consent and Confirmation of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guaranty against each Guarantor in accordance with its terms.

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)	The representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;

(b)	The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Material Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c)	This Agreement has been duly authorized, executed and delivered by the Borrowers and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)	No Default or Event of Default has occurred and is continuing.

5. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

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6. Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, the Administrative Agent, the Guarantors, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

WORLD FUEL SERVICES CORPORATION

By:	/s/ Steven P. Klueg
Name:	Steven P. Klueg
Title:	Vice President, Treasurer

WORLD FUEL SERVICES EUROPE, LTD.

By:	/s/ Steven P. Klueg
Name:	Steven P. Klueg
Title:	Director

WORLD FUEL SERVICES (SINGAPORE) PTE. LTD.

By:	/s/ Francis Lee Boon Meng
Name:	Francis Lee Boon Meng
Title:	Managing Director

PARENT GUARANTOR:

WORLD FUEL SERVICES CORPORATION

By:	/s/ Steven P. Klueg
Name:	Steven P. Klueg
Title:	Vice President, Treasurer

DOMESTIC GUARANTORS:

WORLD FUEL SERVICES CORPORATE AVIATION SUPPORT SERVICES, INC.
WORLD FUEL SERVICES CANADA, INC.
ADVANCE PETROLEUM, INC.
BASEOPS INTERNATIONAL, INC.
WORLD FUEL SERVICES, INC.
WORLD FUEL SERVICES COMPANY, INC.
KROPP HOLDINGS, INC.

By:	/s/ Steven P. Klueg
Name:	Steven P. Klueg
Title:	Vice President, Treasurer

LIMITED GUARANTORS:

WORLD FUEL SERVICES EUROPE, LTD.
WORLD FUEL SINGAPORE HOLDING COMPANY I PTE. LTD.
WORLD FUEL CAYMAN HOLDING COMPANY I
WORLD FUEL CAYMAN HOLDING COMPANY III
WORLD FUEL CAYMAN HOLDING COMPANY IV
WORLD FUEL SERVICES EUROPEAN
HOLDING COMPANY I, LTD.
TRAMP OIL & MARINE (CHILE) S.A.
WORLD FUEL SERVICES CHILE S.A.
AVCARD SERVICES LIMITED
PETRO SERVICIOS DE MEXICO S.A. DE C.V.

By:	/s/ Steven P. Klueg
Name:	Steven P. Klueg
Title:	Director

LIMITED GUARANTOR:

WORLD FUEL SERVICES (SINGAPORE) PTE. LTD.

By:	/s/ Francis Lee Boon Meng
Name:	Francis Lee Boon Meng
Title:	Managing Director

LIMITED GUARANTOR:

WORLD FUEL SERVICES FINANCE COMPANY, S.A.R.L.

By:	/s/ Steven P. Klueg
Name:	Steven P. Klueg
Title:	Type A Manager

By:	/s/ Luc Sunnen
Name:	Luc Sunnen
Title:	Type B Manager

LIMITED GUARANTOR:

TRAMP OIL & MARINE LTD.

By:	/s/ Peter D. Tonyan
Name:	Peter D. Tonyan
Title:	Director

LIMITED GUARANTOR:

TRANS-TEC SERVICES (UK) LTD.

By:	/s/ Richard Williams
Name:	Richard Williams
Title:	Sole Director

LIMITED GUARANTORS:

TRAMP OIL (BRASIL) LTDA.

By:	/s/ Ricardo Gomara
Name:	Ricardo Gomara
Title:	Manager

TOBRAS DISTRIBUIDORA DE COMBUSTIVEIS, LTDA.

By:	/s/ Ricardo Gomara
Name:	Ricardo Gomara
Title:	Manager

LIMITED GUARANTOR:

MARINE ENERGY ARABIA CO. (LIMITED LIABILITY COMPANY)

By:	/s/ Malcolm Neil McLean
Name:	Malcolm Neil McLean
Title:	Managing Director

LIMITED GUARANTOR:

WORLD FUEL INTERNATIONAL S.R.L.

By:	/s/ Carlos Velazquez
Name:	Carlos Velazquez
Title:	Managing Director

LIMITED GUARANTOR:

TRANS-TEC INTERNATIONAL S.R.L.

By:	/s/ Michael J. Kasbar
Name:	Michael J. Kasbar
Title:	Attorney-in-Fact

LIMITED GUARANTOR:

WORLD FUEL SERVICES (COSTA RICA) LIMITADA

By:	/s/ Richard McMichael
Name:	Richard McMichael
Title:	Director

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Anne Zeschke
Name:	Anne Zeschke
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jamie Freeman
Name:	Jamie Freeman
Title:	Sr. Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Shawn Alexander
Name:	Shawn Alexander
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger of Wachovia Bank, National Association)

By:	/s/ John Costa
Name:	John Costa
Title:	Senior Vice President

TD BANK, N.A.

By:	/s/ Deborah Gravinese
Name:	Deborah Gravinese
Title:	Senior Vice President

RAYMOND JAMES BANK, FSB

By:	/s/ Garrett McKinnon
Name:	Garrett McKinnon
Title:	Senior Vice President